UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 18, 2006

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act.

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.      Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Thermadyne Holdings Corporation (the “Company”) approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. KPMG’s engagement is effective beginning September 18, 2006 and will include its review of the Company’s financial statements for the second quarter ending June 30, 2006.  The Company released preliminary and unreviewed second quarter results on August 31, 2006. During the years ending December 31, 2004 and 2005, and the subsequent interim period through the date of this report, the Company did not consult with KPMG regarding any of the matters set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.  The Company will issue a press release simultaneously with the filing of this report announcing the engagement of KPMG.  A copy of the press release is filed herewith as an exhibit and is incorporated herein.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2006

THERMADYNE HOLDINGS CORPORATION

	By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Vice President, General Counsel and
Corporate Secretary